UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2009

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439

(Address of principal executive offices and zip code)

(952) 947-7777

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation
Current Report on Form 8-K

ITEM 1.01.   ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On July 8, 2009, Regis Corporation (the “Company”) entered into a Purchase Agreement (the “Common Stock Purchase Agreement”) with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Credit Suisse Securities (USA) LLC (the “Common Stock Underwriters”) relating to the issuance and sale of 11,500,000 shares of common stock (“Common Stock”) of the Company, at a per share purchase price to the public of $12.37.  Pursuant to the terms and conditions of the Common Stock Purchase Agreement, the Company granted to the Common Stock Underwriters an over-allotment to purchase all or any part of 1,725,000 additional shares of Common Stock on the same terms and conditions.  A copy of the Common Stock Purchase Agreement is filed as Exhibit 1.1(a) with this report and incorporated herein by reference.

On July 8, 2009, the Company also entered into a Purchase Agreement (the “Note Purchase Agreement”) with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Credit Suisse Securities (USA) LLC (the “Note Underwriters”) relating to the issuance and sale by the Company of $150,000,000 aggregate principal amount of its 5% Convertible Senior Notes due 2014 (the “Notes”).  Pursuant to the terms and conditions of the Note Purchase Agreement, the Company granted to the Note Underwriters  an over-allotment to purchase all or any part of an additional $22,500,000 principal amount of Notes on the same terms and conditions. A copy of the Note Purchase Agreement is filed as Exhibit 1.1(b) with this report and incorporated herein by reference.

The Notes will be unsecured, senior obligations of the Company  and interest will be payable semi-annually at a rate of 5.0% per year. The Notes will mature on July 15, 2014. The Notes will be convertible subject to certain conditions at an initial conversion rate of 64.6726 shares of the Company’s common stock per $1,000 principal amount of Notes (representing an initial conversion price of approximately $15.46 per share of the Company’s common stock), subject to adjustment in certain circumstances.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER

1.1(a)

Common Stock Purchase Agreement dated July 8, 2009 by and among Regis Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Credit Suisse Securities (USA) LLC, as underwriters.

1.1(b)

Convertible Senior Notes Purchase Agreement dated July 8, 2009 by and among Regis Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Credit Suisse Securities (USA) LLC, as underwriters.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: July 14, 2009	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER

1.1(a)

Common Stock Purchase Agreement dated July 8, 2009 by and among Regis Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Credit Suisse Securities (USA) LLC, as underwriters.

1.1(b)

Convertible Senior Notes Purchase Agreement dated July 8, 2009 by and among Regis Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Credit Suisse Securities (USA) LLC, as underwriters.